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                                                                   Exhibit 10.19


                    CONFIRMATION OF ASSUMPTION, RATIFICATION
                             AND AMENDMENT AGREEMENT

         THIS CONFIRMATION OF ASSUMPTION, RATIFICATION AND AMENDMENT AGREEMENT (this "Agreement") is entered into as of October 18, 2001, between TECHNICAL CONSUMER PRODUCTS, INC., a Delaware corporation (with its successors, "TCP-Delaware"), and BANK ONE, MICHIGAN, a bank chartered under the laws of the State of Michigan ("Bank One").


                                    RECITALS:

         A. Technical Consumer Products, Inc., an Ohio corporation ("TCP-Ohio"), and Bank One entered into that certain Credit and Security Agreement dated as of August 10, 2001, as amended (the "Credit Agreement").

         B. TCP-Ohio created TCP-Delaware as its wholly-owned subsidiary; and effective October 15, 2001, TCP-Ohio was merged with and into TCP-Delaware (the "Merger"), with TCP-Delaware being the surviving corporation of the Merger. Attached as Exhibit A to this Agreement is a copy of the Certificate of Ownership and Merger evidencing the Merger, certified by the Secretary of State of Delaware.

         C. The Merger was consented to by Bank One; however, such consent was conditioned upon, among other things, TCP-Delaware's execution and delivery of this Agreement.

         C. Capitalized terms used, but not defined, in this Agreement, will have the meanings given such terms in the respective Credit Agreement.


                                   AGREEMENTS:

         NOW, THEREFORE, in consideration of the foregoing Recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, TCP-Delaware and Bank One hereby agree as follows:

         1. RATIFICATION OF CREDIT DOCUMENTS. TCP-Delaware is the surviving corporation of the Merger and is liable for (and by operation of law has assumed and succeeded to) the obligations of TCP-Ohio under and pursuant to the Credit Agreement, the Revolving Note and the other Other Agreements (collectively, the "Credit Documents"). The Merger (a) does not in any way release, diminish, impair, reduce, or otherwise adversely affect the Bank Debt or other obligations and liabilities of TCP-Delaware under and pursuant to the Credit Documents, and
(b) does not in any way affect or release the Liens created by the Credit Documents. Without limiting the generality of the foregoing, all such Bank Debt, obligations and liabilities are, and shall continue to be, in full force and effect as indebtedness, obligations and liabilities of TCP-Delaware; and all the Liens created by the Credit Documents constitute valid, existing and


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continuing Liens on the Collateral (which includes the assets passing to
TCP-Delaware by operation of law pursuant to the Merger) and shall remain in full force and effect to secure payment and performance by TCP-Delaware of the Bank Debt, obligations and liabilities under the Credit Documents. TCP-Delaware, as the current owner and holder of all of the interests and assets formerly owned by TCP-Ohio, does hereby adopt, ratify, and confirm each of the Credit Documents, and all Bank Debt, obligations, liabilities, evidenced, secured or governed thereby, and does hereby assume all of the indebtedness, obligations and liabilities originally undertaken by TCP-Ohio thereunder. TCP-Delaware further ratifies and confirms the UCC-1 financing statements heretofore filed by Bank One with TCP-Delaware as "debtor" thereunder and hereby authorizes Bank One to file such additional UCC-1 financing statements and UCC-3 amendments as Bank One may deem necessary or useful as a result of the Merger.

         2. CERTAIN CONFORMING AMENDMENTS. TCP-Delaware and Bank One hereby agree that (i) the first sentence of the last paragraph of Article 1 of the Credit Agreement is hereby modified to delete therefrom the word "Ohio" and to insert the word "Delaware" in its stead, (ii) Section 6.1(A) of the Credit Agreement is hereby modified to delete therefrom the word "Ohio" and to insert the word "Delaware" in its stead, and (iii) the first sentence of Section 9.9 of the Credit Agreement is amended and restated in its entirety to provide as follows:

         THIS AGREEMENT IS EXECUTED AND DELIVERED IN THE STATE OF OHIO, THE LAWS OF WHICH SHALL GOVERN THE VALIDITY, ENFORCEMENT, AND INTERPRETATION HEREOF AND OF THE OTHER AGREEMENTS, EXCEPT THAT THE PERFECTION AND PRIORITY OF THE LIENS IN COLLATERAL THAT CONSTITUTES PERSONAL PROPERTY SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.

         3. AUTHORIZATION. TCP-Delaware represents and warrants to Bank One that
(a) the execution and delivery of this Agreement have been authorized by all requisite corporate action on its part and will not violate its charter or by-laws, (b) the representations and warranties in the Credit Agreement, as modified pursuant to Section 2, above, are true and correct in all material respects on and as of the date of this Agreement as though made on this date, and (c) it is in full compliance with all covenants and agreements contained in each of the Credit Documents to which it is a party.

         4. SUCCESSORS AND ASSIGNS. This Agreement binds and inures to the benefit of TCP-Delaware, Bank One and their respective successors and assigns.

         5. GOVERNING LAW. This Agreement shall be construed, and its performance enforced, under Ohio law.

         6. COUNTERPARTS. This Agreement may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, each of which when executed shall be deemed an original but all such counterparts taken together shall constitute one and the same Agreement.


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         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective authorized officers as of the date set out in the Preamble.


BANK                                       BORROWER
----                                       --------

BANK ONE, MICHIGAN, a bank chartered       TECHNICAL CONSUMER PRODUCTS,
under the laws of the State of Michigan    INC., a Delaware corporation



By:/s/Randy R. Radik                       By:/s/Matthew G. Lyon
   ------------------------------------       ----------------------------------
     Randy R. Radik, Vice President            Matthew G. Lyon, Vice President -
                                               Finance and Operations and
                                               Treasurer

                                           WARNING -- BY SIGNING THIS PAPER
                                           YOU GIVE UP YOUR RIGHT TO NOTICE AND
                                           COURT TRIAL. IF YOU DO NOT PAY ON
                                           TIME A COURT JUDGMENT MAY BE TAKEN
                                           AGAINST YOU WITHOUT YOUR PRIOR
                                           KNOWLEDGE AND THE POWERS OF A COURT
                                           CAN BE USED TO COLLECT FROM YOU
                                           REGARDLESS OF ANY CLAIMS YOU MAY HAVE
                                           AGAINST THE CREDITOR WHETHER FOR
                                           RETURNED GOODS, FAULTY GOODS, FAILURE
                                           ON HIS PART TO COMPLY WITH THE
                                           AGREEMENT, OR ANY OTHER CAUSE.




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